Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. § 1350)

In connection with the Annual Report of Carbiz Inc. (the “Company”) on Form 10-K for the year ended January 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carl Ritter, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                      /s/ Carl Ritter
Carl Ritter
Chief Executive Officer

April 24, 2009